SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

| |  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                     COMMUNITY BANK SHARES OF INDIANA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                                 April 10, 2006

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc. The meeting will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 16, 2006 at 1:00 p.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

      A buffet lunch will be served from 11:30 a.m. until 12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

      It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend.

      Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.

                                           Sincerely,


                                           /s/ James D. Rickard

                                           James D. Rickard
                                           President and Chief Executive Officer

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 16, 2006
--------------------------------------------------------------------------------

      Community Bank Shares of Indiana, Inc. will hold its Annual Meeting of Stockholders at the Koetter Woodworking Forest Discovery Center, which is located at 533 Louis Smith Road, Starlight, Indiana, 47106, on Tuesday, May 16, 2006, at 1:00 p.m., Eastern Daylight Time. The purposes of the Annual Meeting are:

(1) To elect three directors for three-year terms ending in 2009 or until their successors have been elected and qualified;

(2) To ratify the appointment by the Board of Directors of Crowe Chizek and Company LLC, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006; and

(3) To transact such other business as may properly come before the meeting or any adjournment of the meeting. Management is not aware of any other such business.

      Stockholders of record at the close of business on March 10, 2006 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Pamela P. Echols

                                        Pamela P. Echols
                                        Secretary

New Albany, Indiana
April 10, 2006

-------------------------------------------------------------------------------

It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 16, 2006

      Our 2006 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 16, 2006 at 1:00 p.m., Eastern Daylight Time.

      We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement and accompanying proxy is first being mailed on or about April 10, 2006 to stockholders of record as of the close of business on March 10, 2006.

      As used in this proxy statement, the terms the "Company", "we" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

                               VOTING INFORMATION

      Voting by proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by signing, dating and mailing the enclosed proxy card. If you use the enclosed proxy card to vote, your shares will be voted in accordance with the instructions you provide on the proxy card. If you sign and return the proxy card without providing contrary instructions, your proxy will be voted in the following manner:

            o     for the  nominees  for  director  as  described  in this proxy statement;

            o     for the  ratification  of the  appointment of Crowe Chizek and
                      Company   LLC  as  our   independent   registered   public
                      accounting firm for 2006; and

            o     for the  transaction  of such other  business as may  properly come before the Annual Meeting, in accordance with the judgment of the persons appointed as proxies, though management is not aware of any such other business.

The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

      Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting to the Secretary a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and (after having given the Secretary notice of your intention to vote in person) voting your shares of Company Common Stock (the "Common Stock") in person.

      Voting rights. Only stockholders of record at the close of business on March 10, 2006 will be entitled to vote at the Annual Meeting. On March 10, 2006, there were 2,590,544 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

      Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The three nominees receiving the most votes for director positions expiring in 2009 will be elected directors. The proposal to ratify the appointment of the Company's independent registered public accounting firm will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

      If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Annual Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e., "broker nonvoter"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Annual Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

      Principal beneficial owners. To our knowledge, no person or entity was the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock as of March 10, 2006.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Election of Directors

      Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect three directors for a term to expire at the Annual Meeting of Stockholders to be held in 2009. Any vacancies that occur after the directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant Directorship.

      Gordon L. Huncilman, Timothy T. Shea, and Steven R. Stemler are currently serving as directors in the class of directors whose terms expire at the Annual Meeting, and each of Messrs. Huncilman, Shea and Steven Stemler have been nominated for election as directors at the Annual Meeting for terms extending until our 2009 annual stockholders' meeting (or until their successors have been elected and qualified).

      Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed above may not be able to serve as a director if elected.

Nominees and Continuing Directors

      The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show tenure as a director of our subsidiaries, including Your Community Bank (formerly known as Community Bank of Southern Indiana). Ages are shown as of March 10, 2006.

      Each of the Nominees and continuing Directors, except George M. Ballard, is also a director of Your Community Bank. Mr. Ballard serves as a member of Your Community Bank's Nelson County Business Development Board.

           Nominees for Director for Three-Year Terms Expiring in 2009

Gordon L. Huncilman (Age 49)

      >>    Director of the Company since 1997.

            >>    Director of Your Community Bank since 1994.

      >> Associated with (and partial owner of) Bert R. Huncilman & Son, Inc., a manufacturing company located in New Albany, Indiana, since 1978, most recently as President and CEO.

      >> Partial owner of Huncilman Enterprises, a real estate partnership, and Huncilman, Inc. and Gizmow, Inc., both assembly firms, all of which are located in New Albany, Indiana.

      >> Member of the New Albany Floyd County School Corporation 2004 Foundation Board.

Timothy T. Shea (Age 62)

      >> Director of the Company since its formation in 1994.

            >>    Director of Your Community Bank since 1986.

            >> Served as a Director of Community Bank of Kentucky, Inc. from 2002 until its merger with Your Community Bank in 2003. Currently serves on the Your Community Bank Nelson County Business Development Board.

      >> Formerly Chief Operating Officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products located in Louisville, Kentucky (retired May 1, 2001).

      >> Partner in Shea and Young LLC, a real estate investment company located in New Albany, Indiana, since January, 1993.

Steven R. Stemler (Age 45)

      >>    Director of the Company since 1997.

            >> Director of Your Community Bank since 2002 having previously served as a Director of Heritage Bank of Southern Indiana ("Heritage Bank") from its formation in 1996 until its merger with your Community Bank in 2002.

      >> President and owner of The Stemler Corporation, a corporation providing both commercial and residential plumbing and irrigation services in Indiana and northern Kentucky.

      >>    Serves as a Commissioner with the State of Indiana Ports of Indiana.

      >> Former President of the River Ridge Development Authority of Jeffersonville, Indiana.

The Board of Directors recommends that you vote FOR the election of each of the nominees for Director for a term expiring in 2009.

             Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2007

Gary L. Libs (Age 54)

      >>    Director of the Company since its formation in 1994.

            >>    Director  (since  1989) and  Chairman of the Board (since May,
                  2002) of Your Community Bank.

      >> President, Chief Executive Officer, and owner of Libs Paving Co., Inc., Floyds Knobs, Indiana, since 1972.

      >> President and Chief Executive Officer of Asphalt Supply Co., Jeffersonville, Indiana, since 1992.

Kerry M. Stemler (Age 48)

      >>    Director of the Company since 1997.

            >>    Director of Your Community Bank since 1994.

      >> President and sole owner of KM Stemler Co., Inc., a construction company located in New Albany, Indiana, since 1981.

      >> 50% ownership of KM Stemler Trucking, Inc., a commercial carrier located in New Albany, Indiana.

      >> 25% ownership of Broadway Properties, LLC, a commercial real estate developer located in southern Indiana.

      >> 50% ownership in K&M, LLC, a real estate company located in southern Indiana.

      >> 50% ownership in KM Stemler Developers LLC, a commercial property development located in southern Indiana.

      >> 25% ownership in Progressive Site LLC, a commercial real estate developer located in southern Indiana.

R. Wayne Estopinal (Age 50)

      >>    Director of the Company since 2004.

            >> Director of Your Community Bank since 2002, having previously served as a Director of Heritage Bank from its formation in 1996 until its merger with Your Community Bank in 2002.

      >> Founder, President, and 100% owner of The Estopinal Group, Inc., an architectural firm, located in Jeffersonville, Indiana.

                      Directors Whose Terms Expire in 2008

George M. Ballard (Age 58)

      >>    Director of the Company since 2001.

            >> Served as a director of Community Bank of Kentucky, Inc. until its merger with Your Community Bank in 2003. Currently serves on the Your Community Bank Nelson County Business Development Board.

      >> Vice-President and partial owner of TEBCO, Inc., a farming and real estate partnership, since 1971.

      >> President and partial owner of Ballard Brothers, Inc., a farming and real estate partnership, since 1998.

      >> President and partial owner of Culpepper VII, LLC, a farming and real estate partnership, since April, 2002.

      >>    Member of the Bellarmine University Alumni Board since 1998.


Dale L. Orem (Age 67)

      >>    Director of the Company since 1997.

            >> Served as a Director and Chairman of the Board of Heritage Bank from its formation in 1996 until its merger with Your Community Bank in 2002 and currently serves as a Director and Vice-Chairman of the Board of Your Community Bank.

      >>    Former mayor of Jeffersonville, Indiana.

      >>    Retired  member of an  officiating  team for the  National  Football
            League.

      >>    Director, Integrity Capital Corp. of Indiana.

James D. Rickard (Age 52)

      >> Director, President and Chief Executive Officer of the Company since 2000.

            >>    Director  of  Your  Community  Bank  since  2000.   Served  as
                  President of Your Community Bank from October, 2000 until March, 2002.

            >> Served as a director of Community Bank of Kentucky, Inc. from 2000 until its merger with Your Community Bank in 2003. Currently serves on the Your Community Bank Nelson County Business Development Board.

      >>    Formerly  President  and  Chief  Executive  Officer  of the  Corbin,
            Kentucky office of Union Planters Bank from 1997 until 2000 (a successor in interest to First National Bank of Corbin, for which bank and its parent corporation, Southeast Bancorp, Inc., Mr. Rickard served as a Director, President and Chief Executive Officer from 1990 until 1997).

      Kerry M. Stemler and Steven R. Stemler are cousins. The foregoing is the only "family relationship" between any Directors or Executive Officers or person nominated or chosen to become Director or Executive Officer. "Family
Relationship" means a relationship by blood, marriage or adoption not more remote than first cousin.

      None of the Nominees or continuing Directors is a Director of any company (apart from the Company) with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

Board Meetings and Committees

      Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 14 meetings during the year ended December 31, 2005. All of the directors attended at least 75% of all the meetings of the Company Board of Directors and the committees on which they served during the year ended December 31, 2005, except George M. Ballard, who attended 70% of all the meetings of the Company Board of Directors and the committees on which he served during the year ended December 31, 2005.

      The Board of Directors of the Company has a standing Executive Committee (the members of which who are "independent directors" as defined by NASD rules also serve as the Company's Nominations Committee), Audit Committee, and Compensation Committee. The following table shows the full board of directors and the current membership of these Board committees:

                     Executive        Audit     Compensation        Nominations

George M. Ballard                       X
R. Wayne Estopinal
Gordon L. Huncilman                     X
Gary L. Libs             X              X            X                   X
Dale L. Orem
James D. Rickard         X
Timothy T. Shea          X              X            X                   X
Kerry M. Stemler         X              X            X                   X
Steven R. Stemler                       X

All Company directors apart from Messrs. Orem and Rickard are "independent directors" as defined by the rules of the National Association of Securities Dealers ("NASD").

      The Executive Committee has the authority to exercise the powers of the Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the business of the Company. The Executive Committee met 24 times in 2005.

      The members of the Audit Committee of the Company serve in a dual capacity as the Audit Committee of the Company and of Your Community Bank. Six meetings of this Committee were held during 2005, with the Committee having met with Crowe Chizek and Company LLC during one of the meetings. The Board of Directors has adopted a written charter for the Audit Committee, which describes its functions. These functions are discussed below in the subsection "Report of the Audit Committee" under the heading "Ratification of Appointment of Independent Registered Public Accounting Firm." The Audit Committee members for 2005 were Messrs. Ballard, Huncilman, Libs, Shea, Kerry Stemler and Steven Stemler. All members of the Audit Committee are "independent directors" as defined by the rules of the NASD. The Board of Directors has determined that Timothy T. Shea is an "audit committee financial expert" as defined in Item 401(h) of Securities and Exchange Commission ("SEC") Regulation S-K. In addition to overseeing the accounting and financial reporting processes of the Company and the audits of the Company's financial statements, and pre-approving all related party transactions, the Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee has established a toll-free hotline through which confidential complaints may be made by employees regarding: illegal or fraudulent activity; questionable accounting, internal controls or auditing matters; conflicts of interest and dishonest or unethical conduct; disclosures in the Company's SEC reports, bank regulatory filings and other public disclosures that are not full, fair, accurate, timely and understandable; violations of the Community Bank Shares of Indiana Code of Ethics policy; and/or any other violations of laws, rules or regulations. Complaints submitted through this process are presented to the Audit Committee upon receipt.

      The   Compensation   Committee  is  responsible   for   establishing   the
compensation  and  compensation   policies  for  key  executive  officers.   The
Compensation Committee met 3 times in 2005.

      The Board of Directors has determined that the members of the Board of Directors Executive Committee who are "independent directors" as defined by NASD rules would constitute the Company's Nominations Committee. The Nominations Committee's purpose is to assist the Board of Directors in fulfilling the Board's oversight responsibilities by (1) identifying individuals qualified to serve on the Board; (2) reviewing the qualifications of the members of the Board and recommending nominees to fill vacancies on the Board; and (3) recommending a slate of nominees for election or reelection as directors by the Company's stockholders at the annual meeting to fill the seats of directors whose terms are expiring. The Nominations Committee is currently composed of Messrs. Shea, Libs and Kerry Stemler. Mr. Shea, as Chairman of the Executive Committee, serves as the Nominations Committee's chairman.

      On February 21, 2006, the Board of Directors adopted resolutions concerning the functions of the Nominations Committee which, among other things, govern how stockholders may recommend director candidates to the Nominations Committee. Under said procedure, written communications submitted by stockholders recommending the nomination of a person to be a member of the Company's Board of Directors are required to be sent to the Secretary of the Company at the Company's principal executive offices. The Secretary will then forward the communications to the chairman of the Nominations Committee for consideration. The Nominations Committee will consider Director candidates who have been identified by other Directors or the Company's stockholders but has no obligation to recommend such candidates for nomination. The Nominations Committee will evaluate candidates proposed for nomination by the Company's stockholders using the same criteria by which it evaluates other types of nominees so long as the following supporting information is provided by the nominating stockholder:

            1. The name and address of the candidate and the nominating stockholder;

            2. A comprehensive biography and resume of the candidate and an explanation of why the candidate is qualified to serve as a Director taking into account the criteria identified in our Evaluation Guidelines;

            3. Proof of ownership, the class and number of shares, and the length of time that the shares of the Company's voting securities have been beneficially owned by the nominating stockholder (and the candidate if the candidate owns any of the Company's voting securities);

            4.    A resume of the nominating stockholder; and

            5.    A  letter  signed  by  the   candidate   stating  his  or  her
                  willingness to serve if elected.

      In order for such proposed candidates to be timely considered for nomination for election at the next annual meeting of the Company, the nominating stockholder must submit the proposed candidate's name and supporting information on or before the 120th calendar day before the anniversary date of the mailing of the proxy materials by the Company in connection with the immediately preceding annual meeting.

      Neither the Board of Directors nor the Nominations Committee has adopted any specific, minimum qualifications that must be met by Nominations Committee-recommended nominees for the Board of Directors. While the Nominations Committee looks at a variety of factors in evaluating nominees, it has not adopted any specific qualities or skills for a candidate it believes are necessary. In determining what candidates it should nominate for election to the Board of Directors, the Nominations Committee considers the following:

            1. Decisions for recommending candidates for nomination shall be based on merit, qualifications, performance, character and integrity and the Company's business needs and shall comply with the Company's anti-discrimination policies and federal, state and local laws;

            2. The composition of the entire Board shall be taken into account when evaluating individual directors, including: the diversity, depth and breadth of knowledge, skills, experience and background represented on the Board; the need for financial, business, financial industry, public company and other experience and expertise on the Board and its committees; and the need to have directors work cooperatively to further the interests of the Company and its stockholders;

            3. Candidates shall be free of conflicts of interest that would interfere with their ability to discharge their duties as director;

            4. Candidates shall be willing and able to devote the time necessary to discharge their duties as a director and shall have the desire and purpose to represent and advance the interests of the Company and stockholders as a whole; and

            5.    Any other criteria the Nominations Committee deems important.

      The Nominations Committee will apply the same procedure for evaluating nominees for Director, regardless of the source of identification of such nominee, including whether or not the nominee was recommended by a stockholder, current Director, officer or other source.

      The Nominations Committee met one time during 2005. Each of the nominees for Director named in this proxy statement is currently serving as a director and has been recommended for reelection by the full Board of Directors, upon the recommendation of the Nominations Committee made earlier this year.

Communications with the Board of Directors by Company Stockholders

      The Company does not have a formal process for stockholders to send communications to the Board of Directors. As a community banking organization, the Board of Directors has not viewed it necessary to adopt a formal process; all directors are open to receiving communications from stockholders. Our Board of Directors welcomes communications from our stockholders. Stockholders may communicate with any member of the Board of Directors, including the chairman of any committee, an entire committee, only independent Directors or all Directors as a group, by sending written communications to:

                  Corporate Secretary
                  Community Bank Shares of Indiana, Inc.
                  101 West Spring Street
                  New Albany, Indiana 47150

      A stockholder must include his or her name and address in any such written communication and indicate whether he or she is a Company stockholder.

      The  Corporate  Secretary  will  compile  all  communications,   summarize
lengthy, repetitive or duplicative communications and forward them to the appropriate Director or Directors. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. The Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to Directors, but will instead forward them to the appropriate department within the Company for resolution. The Corporate Secretary will retain a copy of such communications for review by any Director upon his or her request.

      While not a policy, it is our practice that Directors attend the annual meeting of stockholders. At our 2005 Annual Meeting of Stockholders, all Directors were in attendance.

Code of Ethics

      Ethical business conduct is a shared value of the Company's Board of Directors, management and employees. The Company Code of Ethics applies to the Board of Directors as well as all employees and officers, including the principal executive officer, principal financial officer and principal accounting officer.

      The Code of Ethics covers all areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to the Company's business. The Company encourages all employees, officers and Directors to promptly report any violations of the Code of Ethics to the appropriate persons identified in the Code. A copy of the Company's Code of Ethics is available through the Investor Relations section of the Company's website at the following address: www.yourcommunitybank.com.

Executive Sessions of the Board

      Non-management Directors meet in executive sessions without management. "Non-management" directors are all those who are not officers of the Company or a subsidiary and may include Directors who are not "independent directors" as determined under NASD rules by virtue of a material relationship with the Company or a family relationship. Executive sessions are led by a "Presiding Director" and are held at least twice annually held in conjunction with regularly scheduled Board meetings. Other sessions may be called by the Presiding Director in his or her own discretion or at the request of the Board. Timothy T. Shea has been designated as the Presiding Director.

Executive Officers Who Are Not Directors

      Set forth below is information about our executive officers who do not serve as Directors, including their business experience for at least the past five years and their ages as of March 10, 2006. Officers of the Company are elected annually by the Board of Directors for a term of one year or until their successors are elected and qualify.

      George (Gray) Ball, age 66, is a Senior Vice-President of the Company, a position he has held since 1998. He has been in the financial services industry for 37 years, and joined the Company on December 30, 1997. Mr. Ball served as Vice-President, Commercial Loans, Regional Loan Manager for PNC Bank prior to joining the Company.

      Chris Bottorff, age 39, was appointed a Senior Vice-President of the Company in August, 2002. He also serves as the President of the Kentucky Market Banking Division of Your Community Bank. Mr. Bottorff served as the President of and was a director of Community Bank of Kentucky, Inc. until its merger with Your Community Bank in 2003. Prior to joining the Company, Mr. Bottorff was a commercial banker with Fifth Third Bank from 1996 until 2002.

      Jeffrey Cash, age 44, was appointed Senior Vice-President, Audit and Risk Management, in January, 2003. He has served as internal auditor for the Company since 2000 and served as Vice-President - Retail for Your Community Bank from 1999 until his appointment as the Company's internal auditor, and as Vice-President - Commercial Lending for Your Community Bank from 1997 until 1999.

      Kevin Cecil, age 51, a Senior Vice-President of the Company, was appointed to that position in April, 2002. He is a director of Your Community Bank, having been elected in December, 2001 and also serves as the President of the Indiana Market Banking Division of Your Community Bank, a position that he has held since August, 2003, and Chief Executive Officer, a position that he has held since August, 2001. Mr. Cecil was employed by The Bank - Oldham County from April, 2001 until August, 2001 as Executive Vice-President and Senior Loan Officer, and by PNC Bank from January, 1977 until March, 2001 as Senior Vice-President and Indiana Market Manager.

      Paul Chrisco, age 37, was appointed Senior Vice-President, Chief Financial Officer in 2001. Previous to that time, he was Vice-President, Chief Financial Officer of the Company from 2000 to 2001, Chief Accounting Officer from 1999 to 2000 and Controller from 1997 to 1999. He was employed as Controller at AmBank Indiana before joining the Company.

      Linda Critchfield, age 57, is Senior Vice-President of Operations and Information Technology, a position she held since October 25, 2005. Previous to that time she served as Vice-President of Operations and Information Technology, having been appointed to that position in March of 2005. She has served as Senior Vice-President of Operations and Information Technology and Information Security Officer for Your Community Bank since November, 2005 and was Vice-President of Operations and Information Technology for Your Community Bank previous to that. Ms. Critchfield has been affiliated with Community Bank Shares and Your Community Bank since September 7, 2004. Before coming to Community Bank Shares, she served as Vice President, at First Security Bank of Lexington, Kentucky, for a period of 5 years.

      Robert McIlvoy, age 45, is a Senior Vice-President of the Company, a position he has held since December 2001, having previously served as Vice-President from April 2001 until December 2001. Prior to joining the Company, he was employed by Fifth Third Bank as an Assistant Vice-President and Banking Center Manager from January, 2000 until March, 2001. He was employed by Technical Search and Recruiters as an executive recruiter from 1995 through 1999. Mr. McIlvoy served as a Vice-President and Regional Manager at PNC Bank until his departure from there in 1995.

      M. Diane Murphy, age 56, is a Senior Vice-President of the Company, a position she has held since 1996. She served as Vice-President of Your Community Bank from 1989 until November, 1994, and as Senior Vice-President of Your Community Bank from November, 1994 until April, 2000 when she also became the Chief Human Resources Officer. Ms. Murphy has been affiliated with Your Community Bank since 1967.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16") requires Company Directors, Executive Officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During 2005, the Company believes (based solely upon a review of such reports received by it or written representations from certain reporting persons that no Form 5 reports were required for these persons) all reports required by Section 16 with respect to Reporting Persons were filed on a timely basis with the exception of the following:

    George Ballard made two late filings on Form 4 covering two transactions. Chris Bottorff made one late filing on Form 4 covering one transaction. Jeffrey Cash made one late filing on Form 4 covering one transaction.
    Kevin Cecil made one late filing on Form 4 covering one transaction.
    Paul Chrisco made one late filing on Form 4 covering one transaction.
    R. Wayne Estopinal made one late filing on Form 4 covering one transaction. Gordon L. Huncilman made one late filing on Form 4 covering one transaction. Gary L. Libs made one late filing on Form 4 covering one transaction.
    Robert McIlvoy made one late filing on Form 4 covering one transaction.
    Dale L. Orem made one late filing on Form 4 covering one transaction.
    James D. Rickard made one late filing on Form 4 covering one transaction. Timothy T. Shea made one late filing on Form 4 covering one transaction. Kerry M. Stemler made one late filing on Form 4 covering one transaction. Steven R. Stemler made one late filing on Form 4 covering one transaction.

Stock Ownership by Directors and Executive Officers

      The following table shows, as of March 10, 2006, the amount of our Common Stock that is beneficially owned by the members of the Board of Directors and the Executive Officers of the Company identified under "Executive Compensation:
Summary Compensation Table" below and by the Directors and all Executive Officers of the Company as a group.

                                Amount and Nature of
                                Beneficial Ownership of
                                Common Stock as of March      Percent
Name of Beneficial Owner        10, 2006 (1) (2)              of Class (2)
George M. Ballard                       9,400                    *
R. Wayne Estopinal                      8,312(3)                 *
Gordon L. Huncilman                     3,716(4)                 *
Gary L. Libs                           95,403(5)              3.68%
Dale L. Orem                           10,359(6)                 *
James D. Rickard                       22,599(7)                 *
Timothy T. Shea                       106,289(8)              4.10%
Kerry M. Stemler                       38,579(9)              1.49%
Steven R. Stemler                       2,145(10)                *
Kevin Cecil                             8,391(11)                *
Christopher Bottorff                    8,211(12)                *
Paul A. Chrisco                        12,904(13)                *

Total of all Directors and
Executive Officers as a
Group                                 375,925                14.51%

------------------------

(1) All entries based on information provided to the Company by its Directors and Executive Officers.

(2) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under options which are exercisable currently or within 60 days of March 10, 2006. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

      Shares of Common Stock attributed to a named person by virtue of options exercisable currently or within sixty days are deemed outstanding for purposes of computing the percentage of outstanding shares of Common Stock owned by such persons (and for all Directors and Executive Officers as a group) but are not deemed outstanding for purposes of computing the percentage of any other person.

      An asterisk indicates that the subject person holds less than 1% of the outstanding shares of Common Stock.

(3)   All of such shares are owned jointly by Mr. Estopinal and his spouse.

(4)   Includes 1,668 shares held in Mrs. Huncilman's IRA.

(5) Includes 22,375 shares owned jointly by Mr. Libs and his spouse and 1,011 shares owned by Mr. Libs' daughter.

(6) Includes 1,760 shares owned jointly by Mr. Orem and his spouse, 1,998 shares held in Mr. Orem's IRA, and 6,600 shares Mr. Orem has the right to acquire under vested stock options that Mr. Orem has not exercised.

(7) Includes 1,438 shares held in the Company's ESOP on behalf of Mr. Rickard, and 19,250 shares Mr. Rickard has the right to acquire under vested stock options that Mr. Rickard has not exercised.

(8) Includes 16,061 shares owned jointly by Mr. Shea and his spouse, 650 shares held in his spouse's IRA, and 41,022 shares in the C. Thomas Young Family Trust, of which Mr. Shea serves as a co-trustee.

(9) Includes 26,589 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 42 shares owned by Mr. Stemler's daughter, and 3,052 shares held in his spouse's IRA.

(10) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(11) Includes 1,841 shares owned jointly by Mr. Cecil and his spouse, 500 shares held in the Company's ESOP on behalf of Mr. Cecil and 6,050 shares of vested stock options that Mr. Cecil has not exercised.

(12) Includes 324 shares held in the Company's ESOP on behalf of Mr. Bottorff, 221 shares held in the Company's ESOP on behalf of Mr. Bottorff's spouse, 6,050 shares Mr. Bottorff has the right to acquire under vested stock options that Mr. Bottorff has not exercised, and 1,100 shares Mr. Bottorff's spouse has the right to acquire under vested stock options that she has not exercised.

(13) Includes 1,189 shares held in the Company's ESOP on behalf of Mr. Chrisco and 11,550 shares Mr. Chrisco has the right to acquire under vested stock options that Mr. Chrisco has not exercised.

      Messrs. Libs, Shea, and Kerry Stemler serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (the "ESOP"). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares (37,419) for which employees do not give instructions will be voted on any matter in the same ratio as the case for those shares for which instructions are given.

Executive Compensation
Summary Compensation Table

      The following table summarizes compensation information for the President and Chief Executive Officer of the Company, two of the Senior Vice-Presidents of the Company and the Chief Financial Officer of the Company:

                          Annual Compensation                Long-Term Compensation
                          -------------------                ----------------------
                                                          Awards                Payouts
                                                          ------                -------
                                           Other      Restricted     Shares                   All
Name and                                   Annual       Stock      Underlying     LTIP       Other
Principal               Salary   Bonus  Compensation   Award(s)     Options      Payouts  Compensation
Position       Year      ($)    ($)(1)      ($)         ($)(2)        (#)          ($)       ($)(3)
---------------------------------------------------------------------------------------------------------
James D.       2005    237,000   41,764                $157,570      2,500                   2,943
Rickard,
President
and Chief
Executive
Officer
               2004    228,800   30,000                       0      2,200                     543
               2003    220,000        0                       0                              4,298

---------------------------------------------------------------------------------------------------------
Kevin J.       2005    116,000   23,730                  67,530      2,500
Cecil,
Senior Vice-
President
               2004    110,000   21,725                       0      2,200
               2003    103,000        0                       0
---------------------------------------------------------------------------------------------------------
Christopher    2005    122,000   20,730                  67,530      2,500
L. Bottorff,
Senior Vice-
President
               2004    112,000   24,640                       0      2,200
               2003    100,000   10,000(4)                    0
---------------------------------------------------------------------------------------------------------
Paul A.        2005    108,000   23,640                  67,530      2,500
Chrisco,
Chief
Financial
Officer
               2004    100,000   18,250                       0      2,200
               2003     92,000        0                       0

---------------------

(1) The bonus compensation reflected in this column was earned by the subject persons in the years reflected even though such sums were paid in the following year (i.e. 2004 bonus paid in 2005 and 2005 bonus paid in 2006).

(2) The Company in 2003 adopted a Performance Units Plan intended to create incentive for outstanding performance and continued Company employment for the Company's senior executive officers. Under such Plan "units" representing, on a one-for-one basis, shares of Company Common Stock are awarded to executive officers of the Company. Rights to the Company Common Stock represented by such units vest no sooner than two years, and not later than four years, following the date of the grant. Upon vesting, based on the extent to which the Company has satisfied certain financial performance standards set by the Compensation Committee of the Company Board of Directors in connection with the grant of the subject Plan units, each unit shall represent one share (or a percentage of a share based upon partial satisfaction of the subject Company performance standards) of Company Common Stock which upon vesting shall be issued to the subject executive officer. The value of the Plan units shown in the table (which vest in 2007) were determined by multiplying the number of Plan units granted each of the named persons by the closing price per share of Company Common Stock on the NASDAQ National Market System on the date the subject units were granted.

(3) The amount of "All Other Compensation" for Mr. Rickard represents: calendar year 2003 and 2004, annual long-term disability premiums in the amount of $543; 2003 life insurance and long-term disability premiums of $3,755; 2005 annual long-term disability premium in the amount of $543 and life insurance premium in the amount of $2,400.

(4)   Mr. Bottorff received a sign-on bonus paid in January, 2003.

Stock Options

      The following table provides information about options granted to the Executive Officer named in the above Summary Compensation Table:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
                                   -----------------
                                               Percent Of
                                                  Total
                                                Options/
                                Number Of     SARs Granted
                                Securities    To Employees
                                Underlying      In Fiscal    Exercise Or                  Grant Date
                               Option/SARs        Year        Base Price   Expiration       Present
            Name               Granted (#)                      ($/Sh)        Date           Value
--------------------------------------------------------------------------------------------------------
James D. Rickard                    2,500          3.25%         $24.76     6/16/2015      $6,252.05
Kevin J. Cecil                      2,500          3.25%          24.76     6/16/2015       6,252.05
Christopher L. Bottorff             2,500          3.25%          24.76     6/16/2015       6,252.05
Paul A. Chrisco                     2,500          3.25%          24.76     6/16/2015       6,252.05

      The following table provides information about the unexercised options held at December 31, 2005 by the Executive Officers named in the above summary compensation table. Mr. Rickard, Mr. Cecil, Mr. Bottorff, and Mr. Chrisco did not exercise any options during 2005 and they did not hold or exercise stock appreciation rights ("SARS") during 2005. The value of the unexercised, in-the-money options is calculated based on the difference between the respective exercise prices for the named persons ($13.50 to $24.76 per share) and the price of the Common Stock as of December 31, 2005 as reported by the Nasdaq Small Cap Market automated quotation system ($22.80).

     Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
                                  Option Values

                                                             Number of Securities         Value of Unexercised
                                                            Underlying Unexercised            In-the-Money
                            Shares                             Options/ SARs at              Options/SARs at
                           Acquired           Value         December 31, 2005 (#)         December 31, 2005 ($)
                          On Exercise       Realized        -----------------             -----------------
         Name                 (#)              ($)        Exercisable   Unexercisable  Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------
James D. Rickard                                             18,700          3,600         $180,147       $2,827
Kevin J. Cecil                                                5,500          3,600          $41,151       $2,827
Christopher L. Bottorff                                       5,500          3,600          $38,731       $2,827
Paul A. Chrisco                                              11,000          3,600          $84,062       $2,827

Compensation of Directors

      Each Director of the Company, with the exception of James D. Rickard, receives compensation of $600 for attendance at each regularly scheduled meeting of the Board of Directors and $250 for attendance at any specially called Board meeting or any meetings of a committee on which the Director serves. Each Director who is a Your Community Bank director also receives fees in a like amount for attendance at any meetings of the Board of Directors or committees of Your Community Bank. The Chairman of the Board of Directors of the Company receives an additional fee of $1,000 per month and the Vice Chairman of the Board of Directors of the Company receives an additional fee of $200 per month.

      Timothy T. Shea, the Chairman of the Board of Directors, received chairman fees totaling $12,000 ($1,000 per month), committee fees in the amount of $6,750, and fees totaling $21,000 for service as a director of the Company, Your Community Bank and for service on the Your Community Bank Nelson County Business Development Board. Gary L. Libs, the Vice Chairman of the Board of Directors, received vice chairman fees totaling $1,800 ($200 per month), committee fees in the amount of $7,000, fees totaling $14,400 for service as a director of the Company and Your Community Bank and $12,000 for service as the Chairman of the Board of Directors of Your Community Bank.

      In 2005, Company directors were also granted options for the purchase of Company Common Stock for their services as directors. A total of 27,500 options for the purchase of Company Common Stock were issued in the aggregate to the Company's directors, with 4,000 of such options issued to each of Messrs. Shea, Libs and Kerry Stemler, 3,500 options issued to Mr. Huncilman and 3,000 options issued to each of the other Company Directors. The aforesaid options (i) were granted on June 16, 2005 with an exercise price of $24.76, (ii) are exercisable (once vested) on or before June 16, 2015 and (iii) vest in their entirety on June 16, 2008.

Defined Benefit Pension Plan

      The Company previously made available to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or one of its affiliates, a defined benefit non-contributory pension plan. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. James D. Rickard, Kevin J. Cecil, Christopher L. Bottorff, and Paul A. Chrisco are not participants in this plan.

      The following table sets forth estimated annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's Pension Plan based upon various levels of compensation and years of service.

                                Years of Service
                                ----------------

     Salary         10           15           20           25           30

   $ 20,000      $ 3,000      $ 4,500      $ 5,250      $ 6,000      $ 6,750

   $ 30,000      $ 4,500      $ 6,750      $ 7,875      $ 9,000      $10,125

   $ 50,000      $ 7,825      $11,738      $13,775      $15,813      $17,850

   $ 75,000      $13,200      $19,800      $23,588      $27,375      $31,163

   $100,000      $18,575      $27,863      $33,400      $38,938      $44,475

   $150,000      $29,325      $43,988      $53,025      $62,063      $71,100

      The indicated amounts in the above table assume that participants elect the normal retirement form of benefit. Such amounts do not reflect the minimum benefit that would affect only those participants who were in the plan before 1994 and whose earnings before 1994 exceeded $150,000.

      Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of salary, subject to deduction for social security or other offset amounts. The Pension Plan provides for an early retirement option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. Contributions in the amount of $40,744 were made for calendar year 2005.

      At the time of its acquisition by the Company, Community Bank of Kentucky, Inc. participated in a multi-employer defined benefit plan which was fully funded, with no future funding to be required by Community Bank of Kentucky, Inc. Future enrollment and benefit accruals under the defined benefit plan were frozen in calendar year 1998. Existing excess funding will be divided among and become a part of benefits to the eligible participants.

Report of the Compensation Committee

      The Compensation Committee of the Board of Directors has furnished the following report:

      The Compensation Committee's goal is to establish compensation packages for Executive Officers, consisting of salary, bonus, stock options and other employee benefits. The total compensation has been designed to attract the most qualified talent, motivate such persons to reach their highest level of achievement, reward sustained superior performance, and retain those senior managers whose competencies are prerequisite to shareholder value appreciating over the long term. The Compensation Committee is also responsible for the awarding of stock grants and options under the Community Bank Shares of Indiana, Inc. Stock Award Plan, which was adopted in 2005. The Compensation Committee is also responsible for the awarding of the performance units under the Performance Units Plan which was approved at the 2003 Annual Stockholder's meeting.

      The  Committee  periodically  reviews  each  component  of  the  Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Committee places significant weight on the recommendations of the Chief Executive Officer, as well as economic conditions and peer group compensation surveys, to provide additional information to support the compensation planning process.

      Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. Bonuses were earned for calendar year 2005.

      Mr. Rickard's salary as Chief Executive Officer was determined and negotiated by the Compensation Committee at the time of his hiring. Based on overall performance, and not based on any measurement of corporate performance, Mr. Rickard's salary for calendar year 2005 was $237,000. In 2005, Mr. Rickard received stock options entitling him to purchase 2,500 shares of Common Stock, a Performance Units award of 7,000 units and earned a bonus in the amount of $41,764 which was paid in 2006.

                             COMPENSATION COMMITTEE

                   Timothy T. Shea, Chairman        Kerry M. Stemler
                   Gary L. Libs

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

The following graph sets forth the Company's cumulative stockholder return (assuming reinvestment of dividends) as compared to the Russell 2000 and the SNL $500,000,000 - $1,000,000,000 Bank Index over a five-year period beginning December 31, 2000.

                                [LINE GRAPH OMITTED]

                                                                             Period Ending
                                              ---------------------------------------------------------------------------
Index                                          12/31/00      12/31/01      12/31/02    12/31/03     12/31/04    12/31/05
-------------------------------------------------------------------------------------------------------------------------
Community Bank Shares of Indiana, Inc.           100.00        126.09        127.71      192.09       209.03      228.47
Russell 2000                                     100.00        102.49         81.49      120.00       142.00      148.46
SNL $500M-$1B Bank Index                         100.00        129.74        165.63      238.84       270.66      282.26

Source: SNL Financial LC, Charlottesville, VA                   (434) 977-1600
(C)2006                                                              www.snl.com

Employment and Retirement Agreements

      James D. Rickard Employment Agreement. The Company has an employment agreement, dated July 26, 2000, with James D. Rickard pursuant to which, beginning August 15, 2000, he is employed as our President and Chief Executive Officer. The employment agreement had an initial term of two years, and has been (and will continue to be) extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      During the term of the employment agreement, Mr. Rickard is entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the Company, including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors.

      During the term of the agreement, we are required to obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as may be determined by Mr. Rickard.

      During the term of the agreement, we must also provide Mr. Rickard with additional coverage for supplemental long term disability insurance.

      We have the right, at any time upon prior notice of termination, to terminate Mr. Rickard's employment for any reason, including without limitation termination for cause, disability or retirement, and Mr. Rickard has the right, upon prior notice of termination, to terminate his employment for any reason.

      We may terminate our employment agreement with Mr. Rickard with or without cause. Mr. Rickard will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach:

      o In equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the Base Salary which Mr. Rickard would have earned over the remaining term of his agreement as of his date of termination.

      o Continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the date of termination. Should Mr. Rickard be prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost; otherwise we must pay Mr. Rickard that portion of the premiums or other costs of such plans allocable to Mr. Rickard in the year prior to the date of termination for the expiration of the remaining term of his employment contract or the date of his full-time employment by another employer.

      A Change in Control is generally defined in the employment agreement to have occurred if there is (i) a change of control of 25% or more of the Company's outstanding voting securities or (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

      If a Change in Control occurs, we must pay Mr. Rickard in one lump sum payment an amount equal to three (3) times his Base Salary then in effect, and provide, at no cost to Mr. Rickard, for his continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate immediately prior to the Change in Control for a period ending on the earlier of 36 months from the date of such Change in Control or the date Mr. Rickard is employed by another employer on a full-time basis and under such new employment is entitled to substantially the same benefits. Similar arrangements as described above apply in the event Mr. Rickard is prohibited from such continued participation by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees. If any such payment or benefits due Mr. Rickard under the employment agreement upon a Change in Control, either alone or together with such other payments and benefits that he is entitled to receive, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the payments and benefits upon a Change in Control provided under the employment agreement shall be reduced, in the manner determined by Mr. Rickard, by an amount, if any, which is necessary so that no portion of the payments and benefits under the employment agreement shall be non-deductible by us under Section 280G of the Code and subject to excise tax under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in such consequences under Sections 280G and 4999 of the Code as well as how disputes between us and Mr. Rickard regarding such determination shall be resolved.

      Kevin J. Cecil Employment Agreement. We also have an employment agreement with Kevin J. Cecil, President of Your Community Bank, Indiana Market Banking Division and Senior Vice-President of the Company. Mr. Cecil's salary for calendar year 2005 was $116,000. Mr. Cecil's employment agreement was executed on the 22nd day of August, 2003. The employment agreement had an initial term of two years, and has been (and will continue to be) extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Under his employment agreement, Mr. Cecil will be entitled to the following payments and benefits in the event of a Change in Control. First, we will be required to pay Mr. Cecil in one lump sum payment, an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide to Mr. Cecil continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Cecil is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period Mr. Cecil's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Cecil or, if that cannot be done at a commercially reasonable cost, to pay Mr. Cecil that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Cecil under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced in the manner determined by him and by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement being non-deductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Cecil regarding such determination will be resolved.

      Christopher L. Bottorff Employment Agreement. We also have an employment agreement with Christopher Bottorff, President of Your Community Bank's Kentucky Market Banking Division and Senior Vice-President of the Company. Mr. Bottorff's salary for calendar year 2005 was $122,000. Mr. Bottorff's employment agreement was executed on the 28th day of August, 2002. The employment agreement had an initial term of two years, and has been (and will continue to be) extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Under his employment agreement, Mr. Bottorff will be entitled to the following payments and benefits in the event of a Change in Control. First, we will be required to pay Mr. Bottorff in one lump sum payment an amount equal to two (2) times each of (i) his Base Salary, (ii) his average yearly automobile allowance during the prior two (2) years, and (iii) his average yearly bonus compensation paid during the prior two (2) years, calculated as of the date of the Change of Control. Second, we will be required to provide at no cost to Mr. Bottorff continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Bottorff is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period Mr. Bottorff's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Bottorff or, if that cannot be done at a commercially reasonable cost, to pay Mr. Bottorff that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Bottorff under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced, in the manner determined by him and by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement being nondeductible by us pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Bottorff regarding such determination will be resolved.

      Paul A. Chrisco Employment Agreement. We also have an employment agreement with Paul A. Chrisco, Chief Financial Officer of the Company. Mr. Chrisco's salary for calendar year 2005 was $108,000. Mr. Chrisco's employment agreement was executed on July 3, 2003. The employment agreement had an initial term of two years, and has been (and will continue to be) extended each year for an additional year on each annual anniversary of the date of the employment agreement so that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions.

      Under his employment agreement, Mr. Chrisco will be entitled to the following payments and benefits in the event of a Change of Control. First, we will be required to pay Mr. Chrisco in one lump sum payment an amount equal to two (2) times each of (i) his Base Salary and (ii) his average yearly bonus compensation paid during the prior two (2) years, which amount shall be calculated as of the date of the Change of Control. Second, we will be required to provide to Mr. Chrisco continued participation in all group insurance, life insurance, health and accident, and disability plans in which he was entitled to participate immediately prior to the Change in Control for a period of 24 months, or, if shorter, until the date Mr. Chrisco is employed by another employer on a full time basis and under such new employment is entitled to substantially the same benefits. If during this period Mr. Chrisco's continued participation is prohibited by the terms of any such plan or by us for legal or other bona fide reasons, or during such period any such plan, program or arrangement is discontinued or benefits are materially reduced for all employees, we will be required to make other arrangements for Mr. Chrisco or, if that cannot be done at a commercially reasonable cost, to pay Mr. Chrisco that portion of the premiums or other costs of such plans allocable to him in the year prior to his termination. If these payments and benefits due Mr. Chrisco under his employment agreement upon a Change in Control, either alone or together with other payments and benefits which he has the right to receive from the Company, would constitute a "parachute payment" under Section 280G of the Code, they will be reduced in the manner determined by him and by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits under the employment agreement being non-deductible by us pursuant to
Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code. The employment agreement contains procedures on how the determination will be made as to whether such payments and benefits would result in consequences under sections 280G and 4999 of the Code as well as how disputes between us and Mr. Chrisco regarding such determination will be resolved.

Retirement Agreements.

      J. Robert Ellnor III, a former Senior Vice-President of the Company, retired effective January 1, 1998. Mr. Ellnor entered into a Retirement Agreement with the Company pursuant to which he receives compensation in the amount of $666 per month or $7,992 annually for life. Upon Mr. Ellnor's death, if his wife survives him this monthly payment shall be paid to Mrs. Ellnor until her death.

      In 1998 the Company entered into a supplemental retirement plan and a directors retirement agreement with Al Bowling, retired CEO of Community Bank of Kentucky, Inc. The supplemental retirement plan has a ten (10) year term and provides Mr. Bowling a monthly benefit in the amount of $822, or $9,864 annually. The director's retirement agreement has a ten (10) year term and provides Mr. Bowling with a monthly benefit of $700, or $8,400 annually.

      A director's retirement agreement with a ten (10) year term and monthly benefit of $700 or $8,400 annually is paid to the following Community Bank of Kentucky, Inc. retired directors: effective August 1, 1999 to John S. Tharp, effective January, 2000 to Robert C. Hurst, and effective November 1, 2001 to Thomas Paul Barnes. John S. Tharp died in February, 2002 and

Thomas Paul Barnes, died in August, 2003. By virtue of their deaths the widows of Messrs. Tharp and Barnes will receive the remaining monthly benefit under such retirement agreements.

Other Transactions.

      Dale Orem Employment Agreement. Mr. Orem retired from Your Community Bank in June, 2003. He serves in the capacity of Vice Chairman/Director on the Your Community Bank Board of Directors, as a Director on the Company Board of Directors, and as a consultant to each. Mr. Orem's consulting agreement was renewed on June 19, 2005 for a period of 3 years. Mr. Orem receives $3,200 per month in consulting fees.

      Compensation   Committee   Interlocks   and   Insider   Participation   in
Compensation Decisions

      One member of the Compensation Committee received fees (other than board and committee fees) totaling $60,000 or more during 2005. The Company paid KM Stemler Co., Inc. $78,740 in 2005 for snow removal and building maintenance on Company facilities. Kerry M. Stemler, a director of the Company and Your Community Bank, is the owner of KM Stemler Co., Inc., a construction firm.

      In addition, as discussed in the following paragraph, Directors of the Company, including the members of the Compensation Committee (Timothy T. Shea, Kerry M. Stemler, and Gary L. Libs), have loans from Your Community Bank that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or presented other unfavorable features.

Indebtedness of Management

      During 2005 some of the Directors and officers of the Company, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, Your Community Bank. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectability or presented other unfavorable features. As of December 31, 2005, 17 of the Company or Your Community Bank's Directors and Executive Officers and their related parties had a year end outstanding aggregate loan balance that exceeded $60,000 in total, which amounted to $19,129,527 in the aggregate. All such loans were made in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

Other Transactions with Management and Related Parties

      From time to time in the ordinary course of business, the Company and its subsidiaries engage in transactions with or acquire goods or services from Directors and companies they control. The Company intends that all transactions between the Company, its affiliates, and its Executive Officers, Directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. All transactions between the Company, its affiliates, and its Executive Officers, Directors, and their related interests are reviewed by the Audit Committee prior to the service being performed or the goods being purchased to insure that the aforesaid intention of the Company is satisfied.

                                 PROPOSAL NO. 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

      On the recommendation of the Audit Committee, the Board of Directors of the Company determined to engage Crowe Chizek and Company LLC as its independent registered public accounting firm for the fiscal year ending December 31, 2006 and further directed that the selection of Crowe Chizek and Company LLC be submitted for ratification by the stockholders at the Annual Meeting. Crowe Chizek and Company LLC served as the Company's independent auditors for the years ended December 31, 2005, 2004 and 2003.

      The reports of Crowe Chizek and Company LLC for the years ended December 31, 2005, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2005, 2004, and 2003, and from the period from December 31, 2005 to March 1, 2006, there were no disagreements between the Company and Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      Article X of the Company's Bylaws states that the Company's independent auditors will be appointed by the Board of Directors, with the appointment subject to annual ratification by the stockholders. The Board of Directors and the Audit Committee of the Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed ratified if votes cast in its favor at the Annual Meeting exceed votes cast against it. Abstentions will not be counted as votes cast either for or against the appointment.

      The Company has been advised by Crowe Chizek and Company LLC that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe Chizek and Company LLC will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

Report of the Audit Committee

The Audit Committee of the Board of Directors has furnished the following report:

      The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval.

      Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2005, the Audit Committee:

            o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management and Crowe Chizek and Company LLC, the Company's independent registered public accounting firm at the time of the audit.

            o Discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

            o Received written disclosures and the letter from Crowe Chizek and Company LLC regarding its independence as required by Independence Standards Board Standard No. 1.

      The Audit Committee discussed with Crowe Chizek and Company LLC such firm's independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

      Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe Chizek and Company LLC, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

      The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC for the audit of Company's annual financial statements for fiscal years ended December 31, 2005 and 2004 were $102,300 and $104,500, respectively.

      The aggregate fees incurred for professional services rendered for audit related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2005 and 2004 were $8,400 and $1,740, respectively. The services in 2005 are related to the Registration Statements for the Company's Dividend Reinvestment and Performance Units Plans. The services in 2004 are related to FDICIA implementation and various accounting matters.

      The aggregate fees incurred for professional services rendered for tax related services by Crowe Chizek and Company LLC for the fiscal years ending December 31, 2005 and 2004 were $16,575 and $20,650, respectively. Services for both periods related to tax return preparation, various tax consultations and tax credit opportunities.

      There were no fees incurred for services rendered by Crowe Chizek and Company LLC to the Company, other than the services described above, for the fiscal years ending December 31, 2005 and 2004.

      The Audit Committee is responsible for appointing, setting compensation for and overseeing the work performed by the Company's independent auditor. The Audit Committee has adopted policies regarding the use of the independent auditor for permissible non-audit services. Preapproval may be granted by action of the full Audit Committee or by the Audit Committee Chairman under delegated authority.

                                 AUDIT COMMITTEE

 Gordon L. Huncilman, Chairman          Gary L. Libs         Kerry M. Stemler
 George M. Ballard                      Timothy T. Shea       Steven R. Stemler

                              STOCKHOLDER PROPOSALS

      Our next annual meeting of stockholders is currently scheduled to be held on or about May 15, 2007. Under SEC rules, any proposal a stockholder seeks to have included in the proxy materials of the Company relating to the next Annual Meeting of Stockholders must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150, ATTENTION: Pamela P. Echols, Secretary, no later than December 11, 2006. It is urged that any such proposals be sent certified mail, return receipt requested.

      Shareholders' proxies to be solicited by the Company in connection with its 2007 Annual Meeting of Stockholders will confer on the proxyholders discretionary authority to vote on any matter presented at that meeting, unless notice that the matter is to be presented at the 2007 meeting is provided to the Company no later than February 25, 2007.

                                  ANNUAL REPORT

      Copies of the Company's Annual Report to Stockholders for the year ended December 31, 2005, as well as the Community Bank Shares of Indiana, Inc. Annual Report on Form 10-K for fiscal year 2005 filed with the SEC under the Securities Exchange Act of 1934, accompany this proxy statement. Such Annual Report and Form 10-K are not a part of the proxy solicitation materials.

                                  OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, Directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Multiple Stockholders Sharing the Same Address

      In December 2000, the SEC adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

      This year, one or more brokers with accountholders who are stockholders of the Company will be "householding" our proxy materials, and beginning in 2007, the Company may also decide to "household" our proxy materials, as well as our annual report to stockholders. A single Proxy Statement, as well as our annual report to stockholders, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker, or the Company, if we chose to "household", that such entity will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement as well as our annual report to stockholders, please notify your broker or direct your written request to Community Bank Shares of Indiana, Inc.,
Attn: Pamela P. Echols, Corporate Secretary, P. O. Box 939, New Albany, Indiana 47150, or contact Ms. Echols at (812) 981-7373. If your broker is not currently "householding" (i.e., you received multiple copies of the Company's Proxy Statement as well as our annual report to stockholders), and you would like to request delivery of a single copy, you should contact your broker.

[X] PEASE MARK VOTES                                       REVOCABLE PROXY
    AS IN THIS EXAMPLE                          COMMUNITY BANK SHARES OF INDIANA, INC.

    ANNUAL MEETING OF STOCKHOLDERS                                                                                   With-  For All
             MAY 16, 2006                                                                                      For   hold    Except
                                                               1. The election as directors of all nominees    |_|    |_|      |_|
  The undersigned hereby appoints Timothy T. Shea and James       listed below (except as marked to the
D. Rickard, or either of them, with full powers of                contrary below):
substitution to act, as attorneys and proxies for the
undersigned, to vote all shares of Common Stock of                Nominees for three-year terms expiring in 2009:
Community Bank Shares of Indiana, Inc., which the                 Gordon L. Huncilman, Timothy T. Shea and Steven R. Stemler
undersigned is entitled to vote at the Annual Meeting of
Stockholders ("Meeting") to be held at the Koetter                INSTRUCITON: To withhold authority to vote for any
Woodworking Forest Discovery Center, located in Starlight,        individual nominee, mark "For All Except" and write that
Indiana, on May 16, 2006 at 1:00 p.m. Eastern Daylight Time       nominee's name in the space provided below.
and at any and all adjournments thereof, as follows:

                                                                  __________________________________________________________________

                                                              2. The ratification of the appointment of              With-  For All
                                                                 Crowe Chizek and Company, LLC as              For   hold    Except
                                                                 independent registered public                 |_|    |_|      |_|
                                                                 accounting firm for the fiscal year ending Decmeber 31, 2006.

                                                                 PLEASE CHECK BOX IF YOU PLAN TO ATTEND ---------------------> |_|
                                                                 THE MEETING.

                                                                   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                                 ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
                                       ----------------          ABOVE-NAMED NOMIENES FOR DIRECTOR AND ACCOUNTING FIRM
  Please be sure to sign and date      Date                      RATIFICATION. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH
    this Proxy in the box below.                                 MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
-------------------------------------------------------          PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD
                                                                 OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
                                                                 THE MEETING.

-------------------------------------------------------            When signing as attorney, executor, administrator, trustee,
  Stockholder sign above  Co-holder (If any) sign above          or guardian, please give your full title. If shares are held jointly, each holder should sign.

------------------------------------------------------------------------------------------------------------------------------------
                          ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                             COMMUNITY BANK SHARES OF INDIANA, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
   Should the above signed be present and elect to vote at the Meeting or at any adjournments  thereof and after  notification to the Secretary of Community Bank Shares of Indiana,  Inc., at the Meeting of the  stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed  terminated and of no further force and effect.  This proxy may also be revoked by sending written  notice to the Secretary of Community  Bank Shares of Indiana, Inc. at the address set forth on the
Notice of Annual Meeting of Stockholders,  or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

   The above signed  acknowledges  receipt from Community Bank Shares of Indiana,  Inc.,  prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 10, 2006, and audited financial statements.

                                                       PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY
---------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PELASE CORRECT THE ADDRESS IN THE SPACE PROVICED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


----------------------------------------

----------------------------------------

----------------------------------------


[X] PEASE MARK VOTES                                       REVOCABLE PROXY
    AS IN THIS EXAMPLE                          COMMUNITY BANK SHARES OF INDIANA, INC.

    ANNUAL MEETING OF STOCKHOLDERS                                                                                   With-  For All
             MAY 16, 2006                                                                                      For   hold    Except
                                                             E 1. The election as directors of all nominees    |_|    |_|      |_|
  The undersigned hereby appoints Timothy T. Shea and James  S    listed below (except as marked to the
D. Rickard, or either of them, with full powers of           O    contrary below):
substitution to act, as attorneys and proxies for the        P
undersigned, to vote all shares of Common Stock of                Nominees for three-year terms expiring in 2009:
Community Bank Shares of Indiana, Inc., which the                 Gordon L. Huncilman, Timothy T. Shea and Steven R. Stemler
undersigned is entitled to vote at the Annual Meeting of
Stockholders ("Meeting") to be held at the Koetter                INSTRUCITON: To withhold authority to vote for any
Woodworking Forest Discovery Center, located in Starlight,        individual nominee, mark "For All Except" and write that
Indiana, on May 16, 2006 at 1:00 p.m. Eastern Daylight Time       nominee's name in the space provided below.
and at any and all adjournments thereof, as follows:

                                                                  __________________________________________________________________

                                                              2. The ratification of the appointment of              With-  For All
                                                                 Crowe Chizek and Company, LLC as              For   hold    Except
                                                                 independent registered public                 |_|    |_|      |_|
                                                                 accounting firm for the fiscal year ending Decmeber 31, 2006.

                                                                 PLEASE CHECK BOX IF YOU PLAN TO ATTEND ---------------------> |_|
                                                                 THE MEETING.

                                                                   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                                 ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE
                                       ----------------          ABOVE-NAMED NOMIENES FOR DIRECTOR AND ACCOUNTING FIRM
  Please be sure to sign and date      Date                      RATIFICATION. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH
    this Proxy in the box below.                                 MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
-------------------------------------------------------          PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD
                                                                 OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
                                                                 THE MEETING.

-------------------------------------------------------            When signing as attorney, executor, administrator, trustee,
  Stockholder sign above  Co-holder (If any) sign above          or guardian, please give your full title. If shares are held jointly, each holder should sign.

------------------------------------------------------------------------------------------------------------------------------------
                          ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                             COMMUNITY BANK SHARES OF INDIANA, INC.
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
   Should the above signed be present and elect to vote at the Meeting or at any adjournments  thereof and after  notification to the Secretary of Community Bank Shares of Indiana,  Inc., at the Meeting of the  stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed  terminated and of no further force and effect.  This proxy may also be revoked by sending written  notice to the Secretary of Community  Bank Shares of Indiana, Inc. at the address set forth on the
Notice of Annual Meeting of Stockholders,  or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

   The above signed  acknowledges  receipt from Community Bank Shares of Indiana,  Inc.,  prior to the execution of this proxy of notice of the Meeting, a proxy statement dated April 10, 2006, and audited financial statements.

                                                       PLEASE ACT PROMPTLY
                                             SIGN, DATE & MAIL YOUR PROXY CARD TODAY
---------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PELASE CORRECT THE ADDRESS IN THE SPACE PROVICED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.


----------------------------------------

----------------------------------------

----------------------------------------